UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07458

                                   Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                   Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                       Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:  203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Tweedy, Browne Fund INC.

Annual Report

TWEEDY, BROWNE GLOBAL VALUE FUND (TBGVX)

TWEEDY, BROWNE GLOBAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)

TWEEDY, BROWNE VALUE FUND (TWEBX)

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

March 31, 2020

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2020

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note (Unaudited)

“It is as if the mission of modernity was to squeeze every drop of variability and randomness out of life – with the ironic result of making the world a lot more unpredictable, as if the goddesses of chance wanted to have the last word.”

– Nassim Nicholas Taleb, Antifragile: Things That Gain from Disorder

One important benefit of having been in the investment business now for 100 years is that it can provide useful perspective when a crisis strikes and markets run amok. As we write, while there is some light at the end of the tunnel, COVID-19 continues to wreak havoc on world health, our global economy, and our capital markets. The bull market that we have enjoyed over the last 10 plus years, characterized in part by rather reassuringly tepid market volatility, came to an end in mid-March, as large portions of the global economy shut down, corporate earnings rapidly retreated, unemployment spiked, and virtually all major market indexes collapsed into bear market territory, declining by more than 20%. Coming on the heels of last year’s extraordinary equity market performance, this abrupt and sharp downturn was and is, understandably, deeply unsettling for investors. We have mentioned in our past letters that highly valued markets can sometimes fall victim to “black swan” events that were entirely unforeseeable. This time around, that dark bird came in the form of a virus that quickly developed into a pandemic.

While it is impossible to relieve the financial and psychological stress we are all facing due to the onset of COVID-19 and the continued uncertainty around the duration of its economic and social impact, we want to assure you that we have taken what we believe are reasonable steps to protect our business, our employees, and our clients’ assets. In many respects, we’ve been prepping for something like this since the attack on the World Trade Center in 2001. Since then, we have maintained a disaster recovery site, focused increasing attention on physical and cyber security, and made sure our employees were well equipped to work remotely if need be. That preparedness is being rewarded today, as most of our firm has successfully been working remotely now for a couple of months without a significant glitch in our operations. We are incredibly fortunate to be in a business where so much of what we do can be facilitated by phone and computer. To that end, we have continued to hold our regular research meetings, and to meet with clients and companies via teleconferences and videoconferences. Our traders continue to efficiently buy and sell securities; our account administrators continue to reconcile accounts on a daily basis; and our IT professionals remain vigilant to maintain the security of our online communications and assure we have the bandwidth we need to research securities, communicate and interact with each other, and transact. All the while, our legal and compliance professionals seek to ensure that we are doing all of this while complying with relevant industry rules and regulations. While we, of course, miss the face-to-face contact with our fellow employees, peers and current and prospective clients, very little else has changed with respect to how we manage our business and your money.

In mid-March, we began to take action to assure the safety and wellness of our employees by directing those who had shown any signs of respiratory distress, or who were immunocompromised or had family members who were immunocompromised or had shown signs of respiratory distress, to stay at home. Also, we asked commuting employees to avoid using mass transit, and to restrict all non-essential business travel. In addition, we required key employees with similar job functions to work in separate locations, either in our offices in Stamford, our business continuity offsite in Wilton, CT, or at their homes. Currently, the vast majority of our employees are working from home.

So where does all this sturm and drang associated with the coronavirus pandemic leave us? We certainly do not want to leave the impression that we are overly smug or naively optimistic about the outcome. However, while we remain deeply concerned about this unsettling turn of events, we do not believe that this threat is likely to substantially impact our longer term approach to markets. Thanks to Benjamin Graham, as investors, we never lose sight of the fact that when we buy a stock, we are actually purchasing an ownership interest in a real business enterprise that has a value which is more often than not independent of the price at which the business trades in the stock market. To Graham, and to us, the essence of investing has always been to try to exploit discrepancies between those two prices … to buy bargains in the market. Over time, the stock price can be quite volatile, moving up and down depending on any number of exogenous factors that often trigger overreactions from investors. The underlying estimated intrinsic value of the business tends (in our view) to be far more stable. We focus our attention on our estimate of the business’ intrinsic value, and when we believe the stock market misprices that value, we pounce. When the stock market prices the business at a level that meets or exceeds our estimate of its underlying value, we will often trade our shares back into the market. In the interim, we seek to capture the spread between price and value, and participate in the growth of the business’s intrinsic value.

Investment Performance

With a large portion of the global economy completely shut down in mid-to-late March due to the coronavirus pandemic, very few companies either in the U.S. or abroad were able to avoid the financial carnage that followed. Equity markets became wildly chaotic in late March, selling off as much as 30% to 35% from their highs before regaining a significant portion of the loss as investors began to, ill-advisedly or not, look forward to financial life beyond the virus. As we write, global equity markets for the most part remain about 10% to 20% below their pre-pandemic highs. The Tweedy, Browne Funds have not been immune to the collateral damage this virus has imposed on our capital markets. Year to date through April 30, 2020, all four of our Funds were down between approximately 17% and 20%.

While most stocks are down year to date, it is interesting to note that growth indices have declined by roughly a thousand basis points (10%) less than their value counterparts during this downturn. That has generally not been the case in previous bear market sell-offs, periods when value stocks have traditionally held up better. The FAANGs (Facebook, Amazon, Apple, Netflix, Google) and Microsoft have continued to outperform, and have provided much needed ballast to capitalization-weighted indices. Equal-weighted indexes and value indexes have underperformed cap-weighted and growth indexes by meaningful margins. In fact, the two most highly priced FAANGs in the eyes of most value investors, Amazon and Netflix, are actually considerably in the black year-to-date through April 30. So the defensive character of value investing has not shown itself this time around, at least for now. However, we may still be in the early innings of this volatile market environment. The dotcom bubble decline, which began in March of 2000, did not come to a bottom until late 2002. The market declines during the financial crisis began in late 2007, and did not bottom until March of 2009. It might be a bit early to grade the defensive character of value, or of the Tweedy funds for that matter, based on a month or two of market turmoil. We encourage our investors to stay tuned.

If there is a sliver of a silver lining for our Funds, particularly for our flagship Global Value Fund, it has been its strong performance relative to most value indexes and its value peer group.

Total Returns

		Calendar Year 2019	Annualized Periods Through March 31, 2020
	YTD thru 03/31/20		1 Year	5 Years	10 Years	Since Inception(3)
Global Value Fund* (inception 06/15/93)	-21.37%	14.63%	-16.66%	-0.49%	4.27%	7.96%
MSCI EAFE Index (Hedged to U.S.$)†(1)(2)(3)	-19.91	24.64	-10.28	1.37	5.19	5.37
MSCI EAFE Index (in U.S.$)†(1)(2)(3)	-22.83	22.01	-14.38	-0.62	2.72	4.30
Total Annual Fund Operating Expense Ratio as of 03/31/19, as disclosed in the Funds’ most recent prospectus: 1.37%
Total Annual Fund Operating Expense Ratio as of 03/31/20: 1.37%
Global Value Fund II* (inception 10/26/09)	-25.51%	13.66%	-20.94%	-2.07%	2.71%	2.86%
MSCI EAFE Index (in U.S.$)†(1)(2)	-22.83	22.01	-14.38	-0.62	2.72	2.74
Total Annual Fund Operating Expense Ratios as of 03/31/19, as disclosed in the Funds’ most recent prospectus: 1.38% (gross); 1.38% (net) §
Total Annual Fund Operating Expense Ratios as of 03/31/20: 1.39% §
Value Fund* (inception 12/08/93)	-22.13%	16.05%	-17.47%	0.17%	4.59%	7.11%
MSCI World Index (Hedged to U.S.$)†(1)(3)(5)	-19.81	28.43	-8.75	4.06	7.63	6.86
S&P 500/MSCI World Index (Hedged to U.S.$)¶†(1)(4)(5)	-19.81	28.43	-8.75	4.06	7.63	7.62
Total Annual Fund Operating Expense Ratios as of 03/31/19, as disclosed in the Funds’ most recent prospectus: 1.38% (gross); 1.37% (net) §
Total Annual Fund Operating Expense Ratios as of 03/31/20: 1.39% (gross); 1.37% (net) §
¶ S&P 500 Index (12/08/93-12/31/06)/MSCI World Index (Hedged to U.S.$) (01/01/07-present)
Worldwide High Dividend Yield Value Fund* (inception 09/05/07)	-24.73%	18.55%	-17.06%	-0.15%	3.88%	2.34%
MSCI World Index (in U.S.$)†(1)(5)	-21.05	27.67	-10.39	3.25	6.57	3.51
MSCI World High Dividend Yield Index (in U.S.$)†(1)(5)	-21.82	23.15	-12.73	2.11	5.57	2.21
Total Annual Fund Operating Expense Ratios as of 03/31/19, as disclosed in the Funds’ most recent prospectus: 1.41% (gross); 1.38% (net) §
Total Annual Fund Operating Expense Ratios as of 03/31/20: 1.44% (gross); 1.38% (net) §

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for all periods greater than one year.

† Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

§ Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2021, to waive a portion of the Global Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The Global Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The Funds do not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Our Fund Portfolios

Please note that the individual companies discussed herein were held in one or more of the Funds during the year ended March 31, 2020, but were not necessarily held in all four of the Funds. Please refer to footnote 6 at the end of this letter for each Fund’s respective holdings in each of these companies as of March 31, 2020.

While virtually no stock, industry group or country in the global economy fully escaped the impact of the coronavirus pandemic, it was largely the economically sensitive component of the global equity market that bore the brunt of the stock markets’ collapse. This also held true for our Funds, as the financial, media, energy related, and industrial cyclical stocks faced the steepest declines. This included companies such as Bangkok Bank, Wells Fargo, SCOR, WPP, ConocoPhillips, Total, Royal Dutch, Safran, G4S, and CNH Industrial, among a host of others. In the energy sector, the damage was compounded by an oil price war that erupted between Saudi Arabia and Russia, which flooded the market with cheap oil as near-term demand melted away. While the Saudis and Russians recently reached an agreement to limit production in an attempt to bring some relief to the oil markets and to their struggling economies, their efforts largely fell on deaf ears as demand for oil continued to wane in the face of a worldwide economic shut-down. At one point over the last few weeks, oil prices temporarily drifted into negative territory as producers had no place to store the excess oil, and costs of storage soared. If the pandemic extends longer than anticipated, and the recession deepens, these extraordinarily low oil prices could be catastrophic for the U.S. shale industry. While most all of these economically sensitive companies have faced undue near-term hardship, when the virus abates and demand returns, we would expect the bulk of these companies and their respective stock prices to recover. As to when that happens, and by how much, we cannot know. We have full confidence, however, that our patience will likely be rewarded.

In terms of good news, at least in the near term, there has been very little. However, some of our portfolio holdings declined less than others. This included a number of the Funds’ food and beverage holdings such as Nestlé, Unilever, and Diageo; pharmaceutical holdings such as Johnson & Johnson, Novartis, and Roche; and technology holding Alphabet (Google).

With large swaths of the global economy shut down, some of our dividend paying companies have come under pressure to reduce or suspend their dividends. Our Tweedy, Browne Worldwide High Dividend Yield Value Fund purchases fractional interests of enduring businesses that generate sustainable free cash flows from which stable and growing dividends have historically been paid. A fundamental pillar of our investment process is to exclude businesses with excessive leverage. While leverage has the ability to fuel returns during bull markets, the lack thereof provides a significant layer of financial security during a crisis like the one currently unfolding with regard to COVID-19, and the economic consequences resulting from the efforts to curtail the pandemic’s spread.

As of April 20, 2020, over 71% of Worldwide High Dividend Yield Value Fund’s holdings are paying their regularly scheduled dividends in a timely manner. A further 9% have committed to paying their dividends, with a single dividend payment being temporarily postponed. Other cases fall into three distinct buckets. The first reflects companies that have reduced their dividends, Michelin and Royal Dutch Shell. The second includes companies with more cyclical exposure, like Safran or Autoliv, that have temporarily suspended their dividends to preserve cash. The third includes companies who, although well-capitalized, are being asked by regulators to temporarily suspend dividend payments, like CNP and possibly SCOR. These businesses are critically important, and we expect them to continue paying dividends in a timely manner once this crisis has subsided. Automakers will still need airbags and airplane engines will continue to need maintenance shop visits.

Our initial analysis of any company always considers the ultimate risk of investing, the risk of permanent capital loss. We look hard at balance sheets, and stay far away from highly leveraged businesses. This is especially true during periods of deep economic uncertainty like the one we are in now. Many of our portfolio companies are in a net cash position, which means they have enough current cash to pay off all of their indebtedness. When screening for new investments, we often limit our consideration to companies that carry net debt to earnings before interest, taxes, depreciation and amortization of 2.5 times or less, which means that the company theoretically could pay off all of its debt with just 2.5 years of pre-tax cash flow. During times like this, we spend an inordinate amount of time re-examining the balance sheets of current and prospective holdings to reassure ourselves as best we can that our portfolio companies can weather the crisis. This involves an examination of bank covenants, debt repayment schedules, credit market access, and cash flows. We believe our focus on seeking to reduce the risk of permanent capital loss translates into a risk profile for our Funds that connotes resilience and sustainability.

As you might imagine, we have been very busy of late, particularly as we approached fiscal year-end, combing through the balance sheets and income statements of a plethora of new ideas. We have tried our best to be thoughtful, deliberate, and somewhat incremental during the market chaos that has prevailed over the last month or so. That said, we have made considerable progress putting some of our cash reserves to work in new and compelling opportunities. Over the last several weeks, we’ve established new positions in companies such as Autoliv, a Swedish company that is an industry leader in passive safety products (airbags and seatbelts) for the automobile industry. Autoliv currently has a 50% market share of global passive safety orders and has been increasing its market share in part due to the bankruptcy of its Japanese competitor, Takata. These safety products are increasingly mandated by regulators, and make up on average $235 in value per vehicle globally, which is up 50% since 2001. Unlike most auto suppliers, Autoliv is not directly exposed to challenging secular issues facing the automobile industry such as electrification and autonomous driving. The company typically has generated solid operating margins of 9% to 10% and a return on equity of over 20%. It has a solid balance sheet, carries net debt to EBITDA of 1.7x with no financial covenants, and has historically converted over 80% of its net income into free cash flow. At purchase, we paid a little over $41 per share, or 7 times EBITA (earnings before interest, taxes, and amortization) of depressed 2019 earnings, and approximately 55% of our estimate of its intrinsic value ($75 per share).

In addition to Autoliv, we also established a new position in Shanghai Mechanical, an electrical and mechanical manufacturing business, which includes a valuable Chinese elevator company. For the first time in a long time, we were able to uncover a number of new bargains in Japan, including Astellas Pharmaa, Yamaha Motor Company, Kuraray, and ADEKA Corporation. We also purchased new or added to a number of positions, including Babcock International, BASF, CNH, Coca-Cola FEMSA, Krones and Trelleborg. All of these new positions and additions to holdings were made at prices that reflect significant discounts to our conservative estimates of the companies’ underlying intrinsic values. In addition to the newly established positions mentioned above, we are currently studying several new candidates, some of which will likely be purchased if they meet our price targets.

During times of great market volatility and pricing opportunity, we are constantly weighing new ideas against companies we already own. Sometimes we reduce or trim positions to make room for new ones. With the exception of a few names, including Carnival Corp. and Halliburton, we did very little outright selling during this crisis; however, in some Funds, we did trim our positions in Antofagasta, G4S, Standard Chartered, and HSBC, among others. In several instances these sales allowed us to realize losses that could be used to offset distributable capital gains that, in large part for Global Value Fund and Value Fund, were the result of gains in our currency hedging contracts due to the strength of the U.S. dollar. Over the fiscal year, the Value and Global Value Funds’ use of currency hedging contracts was a significant contributor to performance.

Many of the new businesses in which we are investing are facing significant challenges to their near-term earnings power that we believe are likely to be temporary. When analyzing these companies, we focus our attention on more

“normalized” earnings power, asking ourselves what the company will likely be earning two to three years out when we believe things are apt to recover. Can it get back to its normalized earnings power? Does it have a balance sheet that allows it to weather the current crisis, and are we being offered a price that affords us an acceptable margin of safety in light of enhanced levels of uncertainty?

When researching new ideas, we have also been spending a good amount of time studying the purchase and sale behavior of knowledgeable insiders, i.e., officers (CEOs/CFOs), directors, 5% position holders, and the company itself (buyback activity). Their actions using their own money will often tip us in terms of our decision-making, particularly when near-term uncertainty is high.

Reducing Our Fees

We have decided to make an additional fee accommodation for our Fund shareholders. As you may remember, in late 2017, we established a breakpoint of 0.75% in our fee schedule on all assets greater than $10.3 billion in the Global Value Fund. This equated to a 40% reduction in fees on assets greater than $10.3 billion. We further agreed to waive expenses on the Value Fund, Global Value Fund II – Currency Unhedged, and Worldwide High Dividend Yield Value Fund to keep their expense ratios in line with that of the Global Value Fund. Unfortunately, the Global Value Fund’s assets under management have declined since then, and the breakpoint level has not been reached in some time.

After the recent stock market decline associated with the pandemic, the Global Value Fund’s assets today total a little over $6 billion. Effective May 22, 2020, we have decided to waive our fees whenever the Global Value Fund’s average daily net assets (“ADNA”) exceed $6 billion as follows:

Average Daily Net Assets	Advisory Fee
On the first $6 billion	1.25%
On the next $1 billion
(on ADNA over $6 billion and up to $7 billion)	0.80%
On the next $1 billion
(on ADNA over $7 billion up to $8 billion)	0.70%
On the remaining amount, if any
(on ADNA over $8 billion)	0.60%

The Global Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are also expected to benefit from this waiver, as the adviser continues to waive fees on those Funds to keep their expense ratios in line with that of the Global Value Fund.

Going forward, as the Tweedy, Browne Global Value Fund recovers from the impact of the pandemic (as we are confident it will), so will our shareholders, and we hope at a faster pace than would have been the case before the adjustment.

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

(2)

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to U.S.$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to U.S.$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(5)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S.$) reflects the return of this index for a U.S. dollar investor. The MSCI World Index (Hedged to U.S.$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in U.S.$) reflects the return of the MSCI World High Dividend Yield Index for a U.S.

dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Force majeure events such as pandemics and natural disasters are likely to increase the risks inherent in investments and could have a broad negative impact on the world economy and business activity in general. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” was first detected in China in December 2019 and has now been detected globally. The current economic situation resulting from the unprecedented measures taken around the world to combat the spread of COVID-19 may continue to contribute to severe market disruptions, volatility and reduced economic activity. Furthermore, measures taken to battle COVID-19 may have long term negative effects on the U.S. and worldwide financial markets and economies and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the effects of these or similar events in the future on the U.S. economy and financial markets. These events could have a significant impact on the Funds’ performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which each Fund invests.

Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although U.S. Treasuries are backed by the full faith and credit of the U.S. Government.

Earnings before interest and tax (or EBIT) is an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest. Earnings before interest, taxes and amortization (or EBITA) is used to gauge a company’s operating profitability (earnings before tax + interest expense + amortization expense). Earnings before interest, taxes, depreciation and amortization (or EBITDA) is used to gauge a company’s operating profitability, adding back the non-cash expenses of depreciation and amortization to a firm’s operating income (EBIT + depreciation + amortization expense). Return on Equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity. Total Shareholder Yield ((Dividends Paid + Net Share Repurchases + Net Debt Reduction) /

Market Capitalization) reflects the combination of dividends received, the net increase in ownership of the business as a direct result of net share repurchases (the figure represents net share repurchases to incorporate dilution from employee share compensation), and the increase in ownership of the business as a result of changes to the capital structure. Bondholders are senior to equity holders in the capital structure and if net debt is paid down, then the value of the equity holders’ stake increases.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc. You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. The prospectus should be read carefully before investing.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2019 to March 31, 2020.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period* 10/1/19 – 3/31/20	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period* 10/1/19 – 3/31/20	Annualized Expense Ratio
Global Value Fund	$1,000.00	$810.50	$6.20	$1,000.00	$1,018.15	$6.91	1.37%
Global Value Fund II – Currency Unhedged	$1,000.00	$787.00	$6.08	$1,000.00	$1,018.20	$6.86	1.36%
Value Fund	$1,000.00	$815.00	$6.26	$1,000.00	$1,018.10	$6.96	1.38%
Worldwide High Dividend Yield Value Fund	$1,000.00	$801.70	$6.26	$1,000.00	$1,018.05	$7.01	1.39%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), divided by 366 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2020 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/20

Average Annual Total Returns – For Periods Ended March 31, 2020

	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	-16.66%	-10.28%	-14.38%
5 Years	-0.49	1.37	-0.62
10 Years	4.27	5.19	2.72
Since Inception (6/15/93)	7.96	5.37	4.30
Total Annual Fund Operating Expense Ratio as of 3/31/19, as disclosed in the Fund’s most recent prospectus: 1.37%.
Total Annual Fund Operating Expense Ratio as of 3/31/20: 1.37%.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2020

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2020

Shares		Value*

COMMON STOCKS—85.4%

	Canada—1.6%
89,692	E-L Financial Corp., Ltd.	$37,682,802
1,489,895	National Bank of Canada	56,932,862

		94,615,664

	Chile—1.6%
10,239,526	Antofagasta plc	97,623,307

	China—1.7%
812,797	Baidu Inc., Sponsored ADR(a)	81,921,810
7,801,470	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	14,975,021
4,614,204	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	5,046,398

		101,943,229

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	1,495,783

	France—11.0%
12,044,020	Bollore SA	32,563,508
865,012	Cie Generale des Etablissements Michelin	75,373,801
6,011,377	CNP Assurances	57,907,402
1,996,733	Safran SA	175,998,475
5,957,840	SCOR SE	130,408,310
2,927,083	Tarkett SA	27,155,116
4,310,260	Total SA	161,573,405

		660,980,017

	Germany—5.4%
1,300,155	BASF SE	60,460,440
1,747,030	Henkel AG & Co., KGaA	127,675,614
888,159	Krones AG	47,218,534
42,354	KSB SE & Co., KGaA	10,220,942
377,440	Muenchener Rueckversicherungs AG	75,503,197

		321,078,727

	Hong Kong—1.4%
2,026,500	CK Hutchison Holdings, Ltd.	13,510,169
26,265,000	Emperor Entertainment Hotel, Ltd.	3,622,990
5,639,882	Great Eagle Holdings, Ltd.	14,758,298
15,995,508	Hang Lung Group, Ltd.	33,438,371
434,500	Jardine Strategic Holdings, Ltd.	9,710,496
1,555,000	Kingboard Holdings Ltd.	3,605,712
59,000	Miramar Hotel & Investment	95,578
10,820,000	Tai Cheung Holdings, Ltd.	7,187,017

		85,928,631

	Italy—0.9%
4,763,086	SOL SpA(c)	51,659,234

	Japan—2.4%
93,500	ADEKA Corp.	1,159,520
1,780,400	Astellas Pharma, Inc.	27,321,998
2,111,900	Ebara Corp.	39,565,768
57,600	Konishi Co., Ltd.	758,416
826,800	Kuraray Co., Ltd.	8,285,647
1,433,800	NGK Spark Plug Co., Ltd.	20,018,044
164,400	Nippon Kanzai Co., Ltd.	2,687,789

Shares		Value*

	Japan (continued)
193,700	Shizuoka Gas Co., Ltd.	$1,558,408
2,397,000	Yamaha Motor Co., Ltd.	28,708,963
1,801,700	Zeon Corp.	13,433,515
	Miscellaneous Security(d)	277,791

		143,775,859

	Mexico—0.6%
959,920	Coca-Cola FEMSA SA de CV, Sponsored ADR(e)	38,617,582

	Netherlands—5.8%
3,126,212	Heineken Holding NV	242,372,811
2,247,000	Royal Dutch Shell plc, Class A	38,765,480
1,369,620	Unilever NV	66,973,676

		348,111,967

	Singapore—4.6%
11,470,201	DBS Group Holdings, Ltd.	149,402,129
9,208,541	United Overseas Bank, Ltd.	126,119,818

		275,521,947

	South Korea—1.4%
319,975	Chokwang Paint, Ltd.	1,120,967
232,215	Dongsuh Companies Inc.	3,009,937
144,547	Hankook Technology Group Co., Ltd.	1,016,134
210,000	Hyundai Mobis Co., Ltd.	29,048,859
131,339	Kangnam Jevisco Co., Ltd.	1,523,928
815,800	LG Corp.	39,517,368
132,553	Samchully Co., Ltd.	7,290,899

		82,528,092

	Spain—0.2%
3,326,849	Mediaset España Comunicacion SA	12,085,423

	Sweden—1.3%
661,300	Autoliv, Inc.	30,426,413
4,155,999	Trelleborg AB, Class B	44,146,456

		74,572,869

	Switzerland—19.4%
218,165	Coltene Holding AG	13,827,784
3,558,380	Nestle SA, Registered	362,362,290
80	Neue Zuercher Zeitung(a)	396,879
2,712,200	Novartis AG, Registered	222,585,498
68,178	Phoenix Mecano AG(c)	24,098,885
875,310	Roche Holding AG	280,154,111
429,703	TX Group AG	30,120,290
648,618	Zurich Insurance Group AG	226,674,492

		1,160,220,229

	Thailand—0.7%
14,171,579	Bangkok Bank Public Co., Ltd., NVDR	43,267,380

	United Kingdom—15.3%
10,050,210	Babcock International Group plc	47,350,162
18,154,406	BAE Systems plc	116,441,128
17,133,469	CNH Industrial NV	97,080,183
7,801,388	Diageo plc	246,951,366
6,500,000	G4S plc	7,380,363
9,290,881	GlaxoSmithKline plc	174,034,763

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2020

Shares		Value*

	United Kingdom (continued)
5,000,000	HSBC Holdings plc	$28,020,410
5,273,360	Inchcape plc	28,094,517
17,304,144	Lookers plc	3,389,808
5,000,000	Standard Chartered plc	27,596,264
2,706,685	Unilever plc	136,263,070
16,292,379	Vertu Motors plc	4,127,741

		916,729,775

	United States—10.1%
75,488	Alphabet Inc., Class A(a)	87,713,282
75,695	Alphabet Inc., Class C(a)	88,018,903
14,503	American National Insurance Co.	1,194,757
1,306,916	Bank of New York Mellon Corp./The	44,016,931
433	Berkshire Hathaway Inc., Class A(a)	117,776,000
301	Berkshire Hathaway Inc., Class B(a)	55,032
3,113,533	Cisco Systems, Inc.	122,392,982
583,045	ConocoPhillips	17,957,786
860,002	Johnson & Johnson	112,772,062
291,523	Phillips 66	15,640,209

		607,537,944

TOTAL COMMON STOCKS (Cost $3,842,497,512)		5,118,293,659

PREFERRED STOCKS—0.5%

	Chile—0.3%
10,000,000	Embotelladora Andina SA, Class A	17,599,024

	Croatia—0.2%
166,388	Adris Grupa d.d.	8,380,397

	Germany—0.0%(b)
103,830	Villeroy & Boch AG	1,152,739

TOTAL PREFERRED STOCKS (Cost $34,220,102)		27,132,160

Shares		Value*

REGISTERED INVESTMENT COMPANY—6.3%
376,182,999	Dreyfus Treasury Securities Cash Management–Institutional Shares 0.51%(f) (Cost $376,182,999)	$376,182,999

Face Value

U.S. TREASURY BILL—5.0%
$300,000,000	1.630%(g) due 04/16/2020(e) (Cost $299,801,250)	$299,801,250

INVESTMENTS IN SECURITIES (Cost $4,552,701,863)	97.2%	5,821,410,068

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.8	108,116,156

OTHER ASSETS AND LIABILITIES (Net)	1.0	61,435,411

NET ASSETS	100.0%	$5,990,961,635

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 1.
(d)	Represents an issuer where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $277,791 represents 0.00% of the net assets of the Fund.
(e)	This position has been segregated to cover certain open forward contracts. At March 31, 2020, liquid assets totaling $323,825,399 have been segregated to cover such open forward contracts.
(f)	Rate disclosed is the 7-day yield at March 31, 2020.
(g)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification

March 31, 2020 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Pharmaceuticals, Biotechnology & Life Sciences	13.6%
Insurance	10.8
Capital Goods	10.7
Beverage	8.8
Food	8.4
Banks	7.2
Materials	4.0
Energy	3.9
Household & Personal Products	3.2
Automobiles & Components	3.1
Internet Software & Services	2.9
Technology Hardware & Equipment	2.4
Software & Services	1.4
Commercial Services & Supplies	1.0
Real Estate	0.9
Diversified Financials	0.8
Media	0.7
Retailing	0.6
Transportation	0.5
Health Care Equipment & Services	0.2
Utilities	0.2
Consumer Services	0.1
Tobacco	0.0 *

Total Common Stocks	85.4
Preferred Stocks	0.5
Registered Investment Company	6.3
U.S. Treasury Bill	5.0
Unrealized Appreciation on Forward Contracts (Net)	1.8
Other Assets and Liabilities (Net)	1.0

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

March 31, 2020 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2020

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/20*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
56,000,000	Canadian Dollar	NTC	9/1/20	$39,810,929	$39,384,471	$(426,458)
330,000,000	Chinese Yuan	JPM	4/3/20	46,101,805	46,556,117	454,312
150,000,000	Chinese Yuan	JPM	5/20/20	20,984,597	21,156,520	171,923
125,000,000	European Union Euro	SSB	4/3/20	133,662,625	137,173,007	3,510,382
100,000,000	European Union Euro	BNY	5/7/20	107,178,000	109,888,006	2,710,006
50,000,000	European Union Euro	NTC	5/12/20	53,670,000	54,954,035	1,284,035
75,000,000	Great Britain Pound Sterling	NTC	5/7/20	96,493,224	93,068,945	(3,424,279)
85,000,000	Great Britain Pound Sterling	BNY	5/12/20	102,332,500	105,486,161	3,153,661
25,000,000	Great Britain Pound Sterling	BNY	6/2/20	29,207,500	31,035,108	1,827,608
55,000,000	Great Britain Pound Sterling	SSB	6/10/20	68,308,900	68,284,245	(24,655)
1,900,000,000	Japanese Yen	SSB	6/8/20	18,169,943	17,651,796	(518,147)
4,000,000,000	Japanese Yen	NTC	3/25/21	36,989,088	37,485,244	496,156
55,000,000	Singapore Dollar	JPM	5/8/20	38,030,701	38,651,211	620,510
20,000,000,000	South Korean Won	SSB	5/12/20	15,998,720	16,452,147	453,427
780,000,000	Thai Baht	JPM	5/28/20	25,014,590	23,772,977	(1,241,613)
450,000,000	Thai Baht	BNY	6/22/20	13,820,639	13,717,630	(103,009)

TOTAL				$845,773,761	$854,717,620	$8,943,859

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2020

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/20*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a)
56,000,000	Canadian Dollar	NTC	9/1/20	$(42,134,884)	$(39,384,471)	$2,750,413
21,000,000	Canadian Dollar	NTC	9/8/20	(15,786,091)	(14,769,603)	1,016,488
34,000,000	Canadian Dollar	NTC	10/5/20	(25,693,245)	(23,915,117)	1,778,128
60,000,000	Canadian Dollar	SSB	12/23/20	(45,701,159)	(42,210,236)	3,490,923
11,500,000,000	Chilean Peso	JPM	12/21/20	(15,125,608)	(13,555,495)	1,570,113
5,500,000,000	Chilean Peso	SSB	3/15/21	(6,561,288)	(6,488,199)	73,089
330,000,000	Chinese Yuan	JPM	4/3/20	(48,768,953)	(46,556,117)	2,212,836
300,000,000	Chinese Yuan	JPM	5/20/20	(43,183,797)	(42,313,040)	870,757
200,000,000	Chinese Yuan	SSB	5/22/20	(28,799,355)	(28,208,052)	591,303
275,000,000	Chinese Yuan	SSB	11/27/20	(38,656,171)	(38,606,066)	50,105
150,000,000	Chinese Yuan	JPM	1/12/21	(21,388,849)	(21,025,588)	363,261
125,000,000	European Union Euro	SSB	4/3/20	(144,565,000)	(137,173,007)	7,391,993
100,000,000	European Union Euro	BNY	5/7/20	(115,543,000)	(109,888,006)	5,654,994
100,000,000	European Union Euro	NTC	5/12/20	(115,362,500)	(109,908,071)	5,454,429
75,000,000	European Union Euro	BNY	5/14/20	(86,483,250)	(82,437,074)	4,046,176
46,000,000	European Union Euro	BNY	10/13/20	(51,722,400)	(50,802,747)	919,653
80,000,000	European Union Euro	SSB	11/9/20	(91,416,001)	(88,427,071)	2,988,930
210,000,000	European Union Euro	SSB	11/19/20	(236,600,700)	(232,193,544)	4,407,156
100,000,000	European Union Euro	NTC	11/25/20	(113,100,000)	(110,589,074)	2,510,926
65,000,000	European Union Euro	SSB	11/25/20	(73,506,940)	(71,882,898)	1,624,042
30,000,000	European Union Euro	SSB	11/30/20	(33,810,780)	(33,181,904)	628,876
75,000,000	Great Britain Pound Sterling	NTC	5/7/20	(99,390,000)	(93,068,945)	6,321,055
85,000,000	Great Britain Pound Sterling	BNY	5/12/20	(113,585,500)	(105,486,161)	8,099,339
25,000,000	Great Britain Pound Sterling	BNY	6/2/20	(32,313,750)	(31,035,108)	1,278,642
75,000,000	Great Britain Pound Sterling	SSB	6/10/20	(96,470,250)	(93,114,879)	3,355,371
110,000,000	Great Britain Pound Sterling	JPM	7/2/20	(141,333,500)	(136,604,941)	4,728,559
75,000,000	Great Britain Pound Sterling	NTC	7/17/20	(95,415,750)	(93,146,899)	2,268,851
85,000,000	Great Britain Pound Sterling	NTC	7/30/20	(107,372,850)	(105,573,526)	1,799,324
75,000,000	Great Britain Pound Sterling	NTC	9/3/20	(92,808,825)	(93,169,841)	(361,016)
68,000,000	Great Britain Pound Sterling	JPM	9/17/20	(84,885,080)	(84,480,057)	405,023
40,000,000	Great Britain Pound Sterling	JPM	1/12/21	(52,913,000)	(49,713,702)	3,199,298
1,900,000,000	Japanese Yen	SSB	6/8/20	(17,690,052)	(17,651,796)	38,256
450,000,000	Japanese Yen	JPM	8/14/20	(4,261,969)	(4,190,145)	71,824
2,000,000,000	Japanese Yen	JPM	9/4/20	(18,775,834)	(18,635,230)	140,604
2,550,000,000	Japanese Yen	BNY	9/23/20	(23,922,547)	(23,774,196)	148,351
4,000,000,000	Japanese Yen	NTC	3/25/21	(36,726,899)	(37,485,243)	(758,344)
2,220,000,000	Japanese Yen	BNY	6/4/21	(20,951,302)	(20,842,329)	108,973
3,350,000,000	Japanese Yen	SSB	9/24/21	(30,601,991)	(31,541,419)	(939,428)
450,000,000	Mexican Peso	BNY	3/25/21	(17,608,518)	(18,209,924)	(601,406)
55,000,000	Singapore Dollar	JPM	5/8/20	(40,668,441)	(38,651,211)	2,017,230
80,000,000	Singapore Dollar	JPM	5/12/20	(59,162,847)	(56,223,053)	2,939,794
35,000,000	Singapore Dollar	SSB	6/10/20	(25,684,303)	(24,607,972)	1,076,331
80,000,000	Singapore Dollar	JPM	6/22/20	(58,814,880)	(56,257,551)	2,557,329
54,000,000	Singapore Dollar	NTC	8/3/20	(39,527,138)	(37,991,132)	1,536,006
22,000,000	Singapore Dollar	SSB	10/5/20	(15,982,994)	(15,486,972)	496,022
50,000,000	Singapore Dollar	JPM	12/18/20	(37,017,843)	(35,212,783)	1,805,060
50,000,000	Singapore Dollar	SSB	1/4/21	(37,218,997)	(35,216,258)	2,002,739
12,000,000	Singapore Dollar	SSB	3/8/21	(8,663,009)	(8,454,994)	208,015
20,000,000,000	South Korean Won	SSB	5/12/20	(17,379,214)	(16,452,147)	927,067
60,000,000,000	South Korean Won	SSB	3/8/21	(50,772,160)	(49,865,108)	907,052
85,000,000	Swedish Krona	SSB	8/14/20	(9,087,408)	(8,600,800)	486,608
115,000,000	Swedish Krona	BNY	9/8/20	(11,945,322)	(11,640,255)	305,067
66,500,000	Swedish Krona	BNY	3/4/21	(6,976,208)	(6,747,229)	228,979
55,000,000	Swiss Franc	NTC	4/3/20	(57,085,327)	(56,854,362)	230,965
60,000,000	Swiss Franc	BNY	9/1/20	(63,337,909)	(62,415,253)	922,656
80,000,000	Swiss Franc	BNY	11/19/20	(83,022,001)	(83,455,976)	(433,975)
100,000,000	Swiss Franc	BNY	11/25/20	(103,337,811)	(104,342,578)	(1,004,767)
80,000,000	Swiss Franc	JPM	11/25/20	(82,627,556)	(83,474,062)	(846,506)
130,000,000	Swiss Franc	SSB	11/30/20	(133,728,346)	(135,669,852)	(1,941,506)
110,000,000	Swiss Franc	JPM	12/23/20	(115,389,255)	(114,893,029)	496,226
30,000,000	Swiss Franc	JPM	1/12/21	(31,638,895)	(31,357,137)	281,758
30,000,000	Swiss Franc	NTC	3/8/21	(31,953,986)	(31,419,661)	534,325

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2020

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/20*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
780,000,000	Thai Baht	JPM	5/28/20	$(24,501,335)	$(23,772,977)	$728,358
900,000,000	Thai Baht	BNY	6/22/20	(28,976,175)	(27,435,260)	1,540,915
500,000,000	Thai Baht	JPM	6/26/20	(16,270,745)	(15,242,276)	1,028,469
200,000,000	Thai Baht	BNY	9/8/20	(6,543,432)	(6,099,219)	444,213

TOTAL				$(3,678,251,125)	$(3,579,078,828)	$99,172,297

Unrealized Appreciation on Forward Contracts (Net)						$108,116,156

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2020 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/20

Average Annual Total Returns – For Periods Ended March 31, 2020

	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	-20.94%	-14.38%
5 Years	-2.07	-0.62
10 Years	2.71	2.72
Since Inception (10/26/09)	2.86	2.74
Total Annual Fund Operating Expense Ratio as of 3/31/19, as disclosed in the Fund’s most recent prospectus: 1.38% (gross), 1.38% (net).†
Total Annual Fund Operating Expense Ratios as of 3/31/20: 1.39%.†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2021, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2020

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2020

Shares		Value*

COMMON STOCKS—87.3%

	Canada—0.4%
3,500	E-L Financial Corp., Ltd.	$1,470,475

	China—3.2%
53,005	Baidu Inc., Sponsored ADR(a)	5,342,374
578,670	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	1,110,764
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	390,572
116,390	Sina Corp.(a)	3,705,858
98,500	Wuliangye Yibin Co., Ltd., Class A	1,603,909

		12,153,477

	France—11.2%
1,083,445	Bollore SA	2,929,319
41,375	Cie Generale des Etablissements Michelin	3,605,258
242,425	CNP Assurances	2,335,272
128,602	Safran SA	11,335,394
382,960	SCOR SE	8,382,428
448,800	Tarkett SA	4,163,605
250,808	Total SA	9,401,730

		42,153,006

	Germany—4.8%
76,330	BASF SE	3,549,535
50,800	Henkel AG & Co., KGaA	3,712,541
89,671	Krones AG	4,767,314
13,543	Muenchener Rueckversicherungs AG	2,709,145
36,984	Siemens AG	3,080,993

		17,819,528

	Hong Kong—2.1%
288,500	CK Hutchison Holdings, Ltd.	1,923,358
4,870,000	Emperor Entertainment Hotel, Ltd.	671,767
316,349	Great Eagle Holdings, Ltd.	827,814
734,000	Hang Lung Group, Ltd.	1,534,416
20,587	Jardine Strategic Holdings, Ltd.	460,092
485,000	Kingboard Holdings Ltd.	1,124,611
109,796	Miramar Hotel & Investment	177,865
1,580,000	Tai Cheung Holdings, Ltd.	1,049,491

		7,769,414

	Italy—0.2%
66,455	SOL SpA	720,754

	Japan—4.3%
166,700	ADEKA Corp.	2,067,294
138,700	Astellas Pharma, Inc.	2,128,489
110,200	Ebara Corp.	2,064,562
88,700	Konishi Co., Ltd.	1,167,908
216,400	Kuraray Co., Ltd.	2,168,619
83,600	NGK Spark Plug Co., Ltd.	1,167,184
67,300	Shizuoka Gas Co., Ltd.	541,460
156,900	Yamaha Motor Co., Ltd.	1,879,197
227400	Zeon Corp.	1,695,499
	Miscellaneous Security(b)	1,136,093

		16,016,305

Shares		Value*

	Mexico—0.9%
88,130	Coca-Cola FEMSA SA de CV, Sponsored ADR	$3,545,469

	Netherlands—6.1%
58,500	Heineken Holding NV	4,535,460
37,400	Heineken NV	3,157,650
361,505	Royal Dutch Shell plc, Class A	6,236,722
179,337	Unilever NV	8,769,482

		22,699,314

	Singapore—5.0%
691,713	DBS Group Holdings, Ltd.	9,009,728
703,970	United Overseas Bank, Ltd.	9,641,546

		18,651,274

	South Korea—3.5%
158,873	Chokwang Paint, Ltd.	556,579
27,647	Dongsuh Companies, Inc.	358,356
132,823	Hankook Technology Group Co., Ltd.	933,717
17,345	Hyundai Mobis Co., Ltd.	2,399,298
56,125	Hyundai Motor Co.	4,043,330
37,361	Kangnam Jevisco Co., Ltd.	433,500
70,860	LG Corp.	3,432,460
13,800	Samchully Co., Ltd.	759,050

		12,916,290

	Sweden—1.5%
38,380	Autoliv, Inc.	1,765,864
368,808	Trelleborg AB, Class B	3,917,606

		5,683,470

	Switzerland—17.2%
28,740	Alcon Inc.(a)	1,464,686
17,047	Coltene Holding AG	1,080,477
156,100	Nestle SA, Registered	15,896,209
143,704	Novartis AG, Registered	11,793,535
5,015	Phoenix Mecano AG	1,772,653
56,300	Roche Holding AG	18,019,532
24,292	TX Group AG	1,702,762
36,764	Zurich Insurance Group AG	12,848,026

		64,577,880

	Thailand—1.0%
1,220,100	Bangkok Bank Public Co., Ltd., NVDR	3,725,099

	United Kingdom—17.9%
628,185	Babcock International Group plc	2,959,606
1,165,123	BAE Systems plc	7,473,020
1,349,900	CNH Industrial NV	7,648,687
352,603	Diageo plc	11,161,577
2,477,190	G4S plc	2,812,702
483,725	GlaxoSmithKline plc	9,061,032
1,090,626	HSBC Holdings plc	6,111,958
73,462	Imperial Brands plc	1,353,427
934,650	Inchcape plc	4,979,471
744,541	Lookers plc	145,852
1,292,153	Standard Chartered plc	7,131,719
2,741,248	Vertu Motors plc	694,506
835,525	WPP plc	5,670,875

		67,204,432

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2020

Shares		Value*

	United States—8.0%
7,345	AutoZone Inc.(a)	$6,213,870
19,000	Berkshire Hathaway Inc., Class B(a)	3,473,770
212,500	Cisco Systems, Inc.	8,353,375
29,399	ConocoPhillips	905,489
78,600	Johnson & Johnson	10,306,818
14,700	Phillips 66	788,655

		30,041,977

TOTAL COMMON STOCKS (Cost $377,353,454)		327,148,164

PREFERRED STOCKS—0.6%

	Chile—0.4%
940,000	Embotelladora Andina SA, Class A	1,654,308

	Germany—0.2%
29,000	Jungheinrich AG	439,049
648	KSB AG	143,797

		582,846

TOTAL PREFERRED STOCKS (Cost $3,455,380)		2,237,154

Shares		Value*

REGISTERED INVESTMENT COMPANY—14.2%
53,264,321	Dreyfus Government Securities Cash Management—Institutional Shares 0.52%(c) (Cost $53,264,321)	$53,264,321

INVESTMENTS IN SECURITIES (Cost $434,073,155)	102.1%	382,649,639

OTHER ASSETS AND LIABILITIES (Net)	(2.1)	(7,817,290)

NET ASSETS	100.0%	$374,832,349

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents an issuer where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,136,093 represents 0.3% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at March 31, 2020.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non Voting Depository Receipt

Sector Diversification

March 31, 2020 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Capital Goods	13.8%
Pharmaceuticals, Biotechnology & Life Sciences	13.7
Banks	9.5
Insurance	8.3
Beverage	6.4
Energy	4.6
Food	4.3
Automobiles & Components	4.1
Materials	3.9
Household & Personal Products	3.3
Retailing	3.2
Technology Hardware & Equipment	2.7
Software & Services	2.4
Media	2.1
Commercial Services & Supplies	1.5
Real Estate	0.9
Transportation	0.8
Health Care Equipment & Services	0.7
Tobacco	0.4
Utilities	0.3
Diversified Financials	0.2
Consumer Services	0.2

Total Common Stocks	87.3
Preferred Stocks	0.6
Registered Investment Company	14.2
Other Assets and Liabilities (Net)	(2.1)

Net Assets	100.0%

Portfolio Composition

March 31, 2020 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2020 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/20

Average Annual Total Returns – For Periods Ended March 31, 2020

	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	-17.47%	-8.75%	-8.75%
5 Years	0.17	4.06	4.06
10 Years	4.59	7.63	7.63
Since Inception (12/8/93)	7.11	6.86	7.62
Total Annual Fund Operating Expense Ratio as of 3/31/19, as disclosed in Fund’s most recent prospectus: 1.38% (gross), 1.37% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/20: 1.39% (gross), 1.37% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2021, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The index is generally considered representative of U.S. large capitalization stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities).

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2020

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University

Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2020

Shares		Value*

COMMON STOCKS—91.3%

	Chile—1.5%
532,147	Antofagasta plc	$ 5,073,472

	China—1.4%
36,000	Baidu Inc., Sponsored ADR(a)	3,628,440
419,200	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	804,660
211,500	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	231,310

		4,664,410

	France—7.4%
1,169,955	Bollore SA	3,163,216
360,300	CNP Assurances	3,470,758
66,120	Safran SA	5,828,030
107,106	SCOR SE	2,344,392
149,815	Tarkett SA	1,389,863
236,380	Total SA	8,860,886

		25,057,145

	Germany—4.8%
70,927	BASF SE	3,298,282
84,400	Henkel AG & Co., KGaA	6,168,081
47,578	Krones AG	2,529,461
22,070	Muenchener Rueckversicherungs AG	4,414,889

		16,410,713

	Hong Kong—0.6%
906,000	Hang Lung Group, Ltd.	1,893,979

	Japan—1.5%
117,300	Astellas Pharma Inc.	1,800,084
131,800	Yamaha Motor Co., Ltd.	1,578,574
228,400	Zeon Corp.	1,702,955

		5,081,613

	Netherlands—7.6%
169,538	Heineken Holding NV	13,144,151
202,399	Royal Dutch Shell plc, Class A	3,491,809
183,946	Unilever NV, ADR	8,974,725

		25,610,685

	Singapore—2.2%
550,917	United Overseas Bank, Ltd.	7,545,338

	South Korea—0.9%
83,000	Chokwang Paint, Ltd.	290,774
56,800	LG Corp.	2,751,393

		3,042,167

	Sweden—1.5%
33,021	Autoliv Inc.	1,519,296
324,795	Trelleborg AB, Class B	3,450,085

		4,969,381

	Switzerland—16.8%
28,731	Alcon Inc.(a)	1,464,228
156,851	Nestle SA, Registered, Sponsored ADR	16,154,084
143,657	Novartis AG, Registered	11,789,678
55,730	Roche Holding AG	17,837,096
27,192	Zurich Insurance Group AG	9,502,870

		56,747,956

Shares		Value*

	United Kingdom—12.6%
549,540	Babcock International Group plc	$2,589,081
1,072,680	BAE Systems plc	6,880,097
929,315	CNH Industrial NV	5,265,604
105,186	Diageo plc, Sponsored ADR	13,371,244
343,309	GlaxoSmithKline plc	6,430,790
282,425	Inchcape plc	1,504,656
351,165	Standard Chartered plc	1,938,168
91,190	Unilever plc, Sponsored ADR	4,611,478

		42,591,118

	United States—32.5%
46,230	3M Co.	6,310,857
6,150	Alphabet Inc., Class A(a)	7,145,993
6,166	Alphabet Inc., Class C(a)	7,169,886
9,840	AutoZone Inc.(a)	8,324,640
283,089	Bank of New York Mellon Corp./The	9,534,438
80	Berkshire Hathaway Inc., Class A(a)	21,760,000
168,094	Cisco Systems, Inc.	6,607,775
140,841	Comcast Corp., Class A	4,842,114
126,121	ConocoPhillips	3,884,527
87,115	Delta Air Lines Inc.	2,485,391
125,210	Fox Corp., Class B	2,864,805
7,420	Goldman Sachs Group Inc./The	1,147,058
100,063	Johnson & Johnson	13,121,261
238,706	MRC Global, Inc.(a)	1,016,888
36,818	National Western Life Insurance Co., Class A	6,332,696
263,163	Wells Fargo & Co.	7,552,778

		110,101,107

TOTAL COMMON STOCKS (Cost $204,130,974)		308,789,084

REGISTERED INVESTMENT COMPANY—4.0%

	United States—4.0%
13,692,353	Dreyfus Government Securities Cash Management—Institutional Shares 0.52%(b) (Cost $13,692,353)	13,692,353

Face Value

U.S. TREASURY BILL—3.0%
$10,000,000	1.557%(c), due 06/04/2020(d) (Cost $9,972,978)	9,998,711

INVESTMENTS IN SECURITIES (Cost $227,796,305)	98.3%	332,480,148

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.9	2,966,853

OTHER ASSETS AND LIABILITIES (Net)	0.8	2,823,302

NET ASSETS	100.0%	$338,270,303

*		See Note 2 in Notes to Financial Statements.
(a)		Non-income producing security.
(b)		Rate disclosed is the 7-day yield at March 31, 2020.
(c)		Rate represents annualized yield at date of purchase.
(d)		This security has been segregated to cover certain open forward contracts. At March 31, 2020, liquid assets totaling $9,998,711 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

March 31, 2020 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Pharmaceuticals, Biotechnology & Life Sciences	15.1%
Insurance	14.1
Capital Goods	10.8
Food	8.8
Beverage	7.8
Software & Services	5.3
Banks	4.9
Energy	4.8
Diversified Financials	3.2
Materials	3.1
Retailing	2.9
Media	2.3
Technology Hardware & Equipment	2.0
Household & Personal Products	1.8
Transportation	1.7
Automobiles & Components	0.9
Commercial Services & Supplies	0.8
Real Estate	0.6
Health Care Equipment & Services	0.4

Total Common Stocks	91.3
Registered Investment Company	4.0
U.S. Treasury Bill	3.0
Unrealized Appreciation on Forward Contracts	0.9
Other Assets and Liabilities (Net)	0.8

Net Assets	100.0%

Portfolio Composition

March 31, 2020 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2020

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/20*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
3,000,000	Great Britain Pound Sterling	JPM	7/2/20	$3,502,038	$3,725,589	$223,551
3,800,000	Swiss Franc	NTC	8/3/20	3,893,044	3,948,926	55,882
1,500,000	Swiss Franc	BNY	9/1/20	1,540,405	1,560,382	19,977

TOTAL				$8,935,487	$9,234,897	$299,410

FORWARD EXCHANGE CONTRACTS TO SELL(a)
23,000,000	Chinese Yuan	JPM	4/3/20	$(3,399,048)	$(3,244,820)	$154,228
14,150,000	Chinese Yuan	SSB	5/22/20	(2,037,554)	(1,995,720)	41,834
10,500,000	Chinese Yuan	BNY	3/15/21	(1,485,958)	(1,468,758)	17,200
16,000,000	European Union Euro	BNY	5/7/20	(18,486,880)	(17,582,081)	904,799
4,500,000	European Union Euro	JPM	7/17/20	(5,205,326)	(4,957,113)	248,213
3,500,000	European Union Euro	NTC	10/13/20	(3,930,150)	(3,865,426)	64,724
8,000,000	European Union Euro	NTC	3/25/21	(8,655,200)	(8,880,409)	(225,209)
14,500,000	Great Britain Pound Sterling	JPM	7/2/20	(18,630,325)	(18,007,015)	623,310
4,500,000	Great Britain Pound Sterling	NTC	7/17/20	(5,724,945)	(5,588,814)	136,131
3,000,000	Great Britain Pound Sterling	BNY	9/1/20	(3,717,000)	(3,726,755)	(9,755)
3,100,000	Great Britain Pound Sterling	SSB	3/8/21	(3,991,802)	(3,853,478)	138,324
160,000,000	Japanese Yen	SSB	6/26/20	(1,508,011)	(1,487,488)	20,523
122,000,000	Japanese Yen	JPM	8/14/20	(1,155,467)	(1,135,995)	19,472
4,300,000	Singapore Dollar	SSB	9/1/20	(3,105,927)	(3,026,065)	79,862
9,000,000	Singapore Dollar	SSB	1/4/21	(6,699,419)	(6,338,926)	360,493
4,500,000,000	South Korean Won	JPM	2/26/21	(3,754,067)	(3,738,807)	15,260
34,500,000	Swedish Krona	NTC	8/3/20	(3,694,344)	(3,490,401)	203,943
3,800,000	Swiss Franc	NTC	8/3/20	(3,958,374)	(3,948,926)	9,448
1,500,000	Swiss Franc	BNY	9/1/20	(1,583,448)	(1,560,381)	23,067
6,800,000	Swiss Franc	NTC	10/13/20	(7,014,648)	(7,084,293)	(69,645)
4,200,000	Swiss Franc	BNY	11/19/20	(4,358,655)	(4,381,439)	(22,784)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2020

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/20*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
8,000,000	Swiss Franc	JPM	11/30/20	$(8,228,785)	$(8,348,914)	$(120,129)
12,000,000	Swiss Franc	JPM	12/23/20	(12,587,919)	(12,533,785)	54,134

TOTAL				$(132,913,252)	$(130,245,809)	$2,667,443

Unrealized Appreciation on Forward Contracts (Net)						$2,966,853

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2020 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$) and MSCI World High Dividend Yield Index (in US$)

9/5/07 through 3/31/20

Average Annual Total Returns – For Periods Ended March 31, 2020

	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)	MSCI World High Dividend Yield Index (in US$)
1 Year	-17.06%	-10.39%	-12.73%
5 Years	-0.15	3.25	2.11
10 Years	3.88	6.57	5.57
Since Inception (9/5/07)	2.34	3.51	2.21
Total Annual Fund Operating Expense Ratio as of 3/31/19, as disclosed in Fund’s most recent prospectus: 1.41% (gross), 1.38% (net).†
Total Annual Fund Operating Expense Ratios as of 3/31/20: 1.44% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2021, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2020

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$) and the MSCI World High Dividend Yield Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2020

Shares		Value*

COMMON STOCKS—84.7%

	France—12.9%
33,187	Cie Generale des Etablissements Michelin	$ 2,891,787
169,500	CNP Assurances	1,632,788
26,555	Safran SA	2,340,643
136,985	SCOR SE	2,998,399
84,294	Tarkett SA	782,012
92,253	Total SA	3,458,175

		14,103,804

	Germany—8.0%
59,640	BASF SE	2,773,408
11,335	Muenchener Rueckversicherungs AG	2,267,456
45,420	Siemens AG	3,783,763

		8,824,627

	Hong Kong—1.3%
83,000	CK Hutchison Holdings, Ltd.	553,340
407,000	Hang Lung Group, Ltd.	850,827

		1,404,167

	Mexico—0.9%
25,170	Coca-Cola FEMSA SA de CV, Sponsored ADR	1,012,589

	Netherlands—0.5%
31,049	Royal Dutch Shell plc, Class A	535,661

	Singapore—7.1%
263,700	DBS Group Holdings, Ltd.	3,434,756
318,400	United Overseas Bank, Ltd.	4,360,794

		7,795,550

	Sweden—1.5%
10,925	Autoliv, Inc.	502,659
109,875	Trelleborg AB, Class B	1,167,130

		1,669,789

	Switzerland—20.6%
81,400	Nestle SA, Registered	8,289,247
45,255	Novartis AG, Registered	3,713,999
21,820	Roche Holding AG	6,983,769
10,377	Zurich Insurance Group AG	3,626,482

		22,613,497

Shares		Value*

	Thailand—1.1%
386,200	Bangkok Bank Public Co., Ltd., NVDR	$1,179,111

	United Kingdom—13.8%
275,675	Babcock International Group plc	1,298,804
582,870	BAE Systems plc	3,738,489
168,745	Diageo plc	5,341,589
185,715	GlaxoSmithKline plc	3,478,773
228,905	Inchcape plc	1,219,521

		15,077,176

	United States—17.0%
17,120	3M Co.	2,337,051
57,671	Cisco Systems, Inc.	2,267,047
48,525	Johnson & Johnson	6,363,083
77,175	Verizon Communications, Inc.	4,146,613
125,000	Wells Fargo & Co.	3,587,500

		18,701,294

TOTAL COMMON STOCKS (Cost $77,386,128)		92,917,265

REGISTERED INVESTMENT COMPANY—15.5%
16,936,374	Dreyfus Government Securities Cash Management—Institutional Shares 0.52%(a) (Cost $16,936,374)	16,936,374

INVESTMENTS IN SECURITIES (Cost $94,322,502)	100.2%	109,853,639

OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(180,041)

NET ASSETS	100.0%	$109,673,598

*	See Note 2 in Notes to Financial Statements.
(a)	Rate disclosed is the 7-day yield at March 31, 2020.

Abbreviations:
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

March 31, 2020 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Pharmaceuticals, Biotechnology & Life Sciences	18.7%
Capital Goods	13.4
Banks	11.4
Insurance	9.6
Food	7.6
Beverage	5.8
Telecommunication Services	3.8
Energy	3.6
Automobiles & Components	3.1
Materials	2.5
Technology Hardware & Equipment	2.1
Commercial Services & Supplies	1.2
Retailing	1.1
Real Estate	0.8

Total Common Stocks	84.7
Registered Investment Company	15.5
Other Assets and Liabilities (Net)	(0.2)

Net Assets	100.0%

Portfolio Composition

March 31, 2020 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2020

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$4,552,701,863	$434,073,155	$227,796,305	$94,322,502

Investments in securities of unaffiliated issuers, at value (Note 2)	$5,745,651,949	$382,649,639	$332,480,148	$109,853,639
Investments in securities of affiliated issuers, at value (Note 4)	75,758,119	—	—	—
Cash segregated as collateral	—	—	20,000	—
Dividends and interest receivable	13,730,878	1,008,583	601,632	183,552
Receivable for investment securities sold	53,753,373	—	3,938,902	—
Recoverable foreign withholding taxes	34,270,288	1,743,022	1,302,222	1,331,561
Receivable for Fund shares sold	15,223,042	37,146	48,030	10,453
Unrealized appreciation of forward exchange contracts (Note 2)	120,741,265	—	3,414,375	—
Prepaid expense	55,964	2,541	3,109	1,513

Total Assets	$6,059,184,878	$385,440,931	$341,808,418	$111,380,718

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$12,625,109	$—	$447,522	$—
Payable for Fund shares redeemed	32,617,866	8,300,819	402,586	1,023,076
Payable for investment securities purchased	16,633,602	1,922,507	2,348,120	553,095
Investment advisory fee payable (Note 3)	4,092,638	255,277	226,029	74,204
Shareholder servicing and administration fees payable (Note 3)	103,986	6,514	5,705	1,897
Directors fees payable	2,545	710	325	—
Accrued expenses and other payables	2,147,497	122,755	107,828	54,848

Total Liabilities	68,223,243	10,608,582	3,538,115	1,707,120

NET ASSETS	$5,990,961,635	$374,832,349	$338,270,303	$109,673,598

NET ASSETS consist of
Paid-in capital	4,704,278,117	424,586,326	227,988,905	91,293,520
Total distributable earnings	1,286,683,518	(49,753,977)	110,281,398	18,380,078

NET ASSETS	$5,990,961,635	$374,832,349	$338,270,303	$109,673,598

CAPITAL STOCK (common stock outstanding)	272,420,199	32,136,557	22,053,818	17,412,251

NET ASSET VALUE offering price per share	$21.99	$11.66	$15.34	$6.30

(a)

Includes investments in securities of affiliated issuers, at cost for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $38,072,759, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2020

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$236,498,337	$13,716,000	$10,244,188	$5,584,117
Less foreign withholding taxes	(21,320,959)	(1,218,873)	(908,367)	(454,814)
Interest	13,213,887	1,071,250	645,416	180,437

Total Investment Income	228,391,265	13,568,377	9,981,237	5,309,740

EXPENSES
Investment advisory fee (Note 3)	99,696,621	6,145,901	5,448,489	1,859,478
Transfer agent fees (Note 3)	3,180,392	86,255	205,540	85,592
Fund administration and accounting fees (Note 3)	1,639,693	104,579	92,069	32,862
Custodian fees (Note 3)	1,487,084	91,409	48,044	20,034
Legal and audit fees	769,475	56,509	48,034	22,711
Directors’ fees and expenses (Note 3)	722,794	44,471	37,327	13,531
Shareholder servicing and administration fees (Note 3)	419,188	26,912	22,618	7,284
Other	888,627	116,757	111,745	76,780

Total expenses before waivers	108,803,874	6,672,793	6,013,866	2,118,272

Investment advisory fees recouped and/or waived (Note 3)	—	—	(64,552)	(87,872)

Net Expenses	108,803,874	6,672,793	5,949,314	2,030,400

NET INVESTMENT INCOME	119,587,391	6,895,584	4,031,923	3,279,340

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	(215,256,525)	11,222,718	14,467,243	12,939,039
Forward exchange contracts	231,093,520	—	7,796,675	—
Foreign currencies and net other assets	(2,506,713)	(14,330)	4,171	(30,826)

Net realized gain	13,330,282	11,208,388	22,268,089	12,908,213

Net change in unrealized appreciation (depreciation) of:
Securities(b)	(1,378,077,446)	(119,588,875)	(98,108,686)	(37,127,574)
Forward exchange contracts	(8,145,084)	—	(199,547)	—
Foreign currencies and net other assets	518,326	16,216	6,326	19,006

Net change in unrealized appreciation (depreciation)	(1,385,704,204)	(119,572,659)	(98,301,907)	(37,108,568)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,372,373,922)	(108,364,271)	(76,033,818)	(24,200,355)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,252,786,531)	$(101,468,687)	$(72,001,895)	$(20,921,015)

(a)	Dividend income and net realized gain on securities from affiliated issuers for Global Value Fund were $1,849,547 and $0, respectively (Note 4).
(b)	Net unrealized depreciation from affiliated issuers for Global Value Fund was $17,952,150 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019
INVESTMENT ACTIVITIES:

Net investment income	$119,587,391	$140,444,971	$6,895,584	$6,588,083

Net realized gain	13,330,282	334,235,380	11,208,388	1,943,949

Net change in unrealized appreciation (depreciation)	(1,385,704,204)	(216,909,065)	(119,572,659)	(16,290,763)

Net increase (decrease) in net assets resulting from operations	(1,252,786,531)	257,771,286	(101,468,687)	(7,758,731)

DISTRIBUTIONS:

Distributions to shareholders	(150,740,578)	(528,528,903)	(10,986,614)	(5,497,329)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(1,103,242,882)	(904,058,189)	(10,160)	122,356,560

Redemption fees	31,818	243,733	—	5

Net increase (decrease) in net assets	(2,506,738,173)	(1,174,572,073)	(112,465,461)	109,100,505

NET ASSETS:

Beginning of year	8,497,699,808	9,672,271,881	487,297,810	378,197,305

End of year	$5,990,961,635	$8,497,699,808	$374,832,349	$487,297,810

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019
INVESTMENT ACTIVITIES:

Net investment income	$4,031,923	$4,711,286	$3,279,340	$4,999,414

Net realized gain	22,268,089	53,946,407	12,908,213	21,832,855

Net change in unrealized appreciation (depreciation)	(98,301,907)	(34,098,300)	(37,108,568)	(22,969,814)

Net increase (decrease) in net assets resulting from operations	(72,001,895)	24,559,393	(20,921,015)	3,862,455

DISTRIBUTIONS:

Distributions to shareholders	(23,388,369)	(84,198,299)	(16,244,194)	(34,258,778)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(19,614,141)	(21,105,015)	(28,768,977)	(60,638,186)

Net decrease in net assets	(115,004,405)	(80,743,921)	(65,934,186)	(91,034,509)

NET ASSETS:

Beginning of year	453,274,708	534,018,629	175,607,784	266,642,293

End of year	$338,270,303	$453,274,708	$109,673,598	$175,607,784

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16
Net asset value, beginning of year	$26.91		$27.89	$26.74	$23.89	$26.97

Income from investment operations:
Net investment income	0.43		0.45	0.25	0.32	0.22
Net realized and unrealized gain (loss) on investments	(4.82)		0.25	1.31	3.32	(2.09)

Total from investment operations	(4.39)		0.70	1.56	3.64	(1.87)

Distributions:
Dividends from net investment income	(0.45)		(0.39)	(0.31)	(0.29)	(0.21)
Distributions from net realized gains	(0.08)		(1.29)	(0.10)	(0.50)	(1.00)

Total distributions	(0.53)		(1.68)	(0.41)	(0.79)	(1.21)

Redemption fees(a)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$21.99		$26.91	$27.89	$26.74	$23.89

Total return(b)	(16.66	)%(c)	3.11%	5.82%	15.49%	(7.08)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,990,962		$8,497,700	$9,672,272	$9,579,670	$8,718,479
Ratio of operating expenses to average net assets	1.36%		1.36%	1.36%	1.38%	1.37%
Ratio of net investment income to average net assets	1.50%		1.53%	0.91%	1.25%	0.83%
Portfolio turnover rate	9%		6%	5%	3%	1%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)%.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16
Net asset value, beginning of year	$15.10		$15.61	$14.10	$12.88	$14.02

Income from investment operations:
Net investment income	0.21		0.22	0.14	0.21	0.17
Net realized and unrealized gain (loss) on investments	(3.31)		(0.54)	1.56	1.21	(1.12)

Total from investment operations	(3.10)		(0.32)	1.70	1.42	(0.95)

Distributions:
Dividends from net investment income	(0.23)		(0.19)	(0.19)	(0.20)	(0.19)
Distributions from net realized gains	(0.11)		—	—	—	—

Total distributions	(0.34)		(0.19)	(0.19)	(0.20)	(0.19)

Redemption fees(a)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$11.66		$15.10	$15.61	$14.10	$12.88

Total return(b)	(20.94	)%(c)	(1.91)%	12.08%	11.17%	(6.79)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$374,832		$487,298	$378,197	$353,618	$341,727
Ratio of operating expenses to average net assets	1.36%		1.35%	1.36%	1.40%	1.38%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.36%		1.35%	1.37%	1.40%	1.38%
Ratio of net investment income to average net assets	1.40%		1.51%	0.93%	1.51%	1.12%
Portfolio turnover rate	11%		2%	6%	4%	14%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)%.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16
Net asset value, beginning of year	$19.62	$23.20	$21.78	$19.51	$22.14

Income from investment operations:
Net investment income	0.19	0.24	0.16	0.20	0.20
Net realized and unrealized gain (loss) on investments	(3.38)	0.54	1.64	2.99	(1.97)

Total from investment operations	(3.19)	0.78	1.80	3.19	(1.77)

Distributions:
Dividends from net investment income	(0.20)	(0.24)	(0.19)	(0.19)	(0.21)
Distributions from net realized gains	(0.89)	(4.12)	(0.19)	(0.73)	(0.65)

Total distributions	(1.09)	(4.36)	(0.38)	(0.92)	(0.86)

Net asset value, end of year	$15.34	$19.62	$23.20	$21.78	$19.51

Total return(a)	(17.47)%	5.41%	8.19%	16.57%	(8.09)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$338,270	$453,275	$534,019	$576,732	$506,152
Ratio of operating expenses to average net assets	1.36%	1.36%	1.36%	1.38%	1.37%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.38%	1.37%	1.37%	1.38%	1.37%
Ratio of net investment income to average net assets	0.93%	0.96%	0.61%	0.97%	0.91%
Portfolio turnover rate	12%	9%	6%	8%	7%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/20	Year Ended 3/31/19		Year Ended 3/31/18		Year Ended 3/31/17	Year Ended 3/31/16
Net asset value, beginning of year	$8.51	$10.23		$9.47		$8.75	$10.84

Income from investment operations:
Net investment income	0.20	0.24		0.17		0.23	0.21 (c)
Net realized and unrealized gain (loss) on investments	(1.43)	(0.15)		1.10		0.87	(1.15)

Total from investment operations	(1.23)	0.09		1.27		1.10	(0.94)

Distributions:
Dividends from net investment income	(0.19)	(0.26)		(0.18)		(0.23)	(0.26)
Distributions from net realized gains	(0.79)	(1.55)		(0.33)		(0.15)	(0.89)

Total distributions	(0.98)	(1.81)		(0.51)		(0.38)	(1.15)

Redemption fees(a)	—	0.00		0.00		0.00	0.00

Net asset value, end of year	$6.30	$8.51		$10.23		$9.47	$8.75

Total return(b)	(17.06)%	2.44	%(d)	13.58	%(d)	13.04%	(9.03)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$109,674	$175,608		$266,642		$296,107	$334,621
Ratio of operating expenses to average net assets	1.36%	1.36%		1.36%		1.38%	1.37%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.42%	1.39%		1.37%		1.38%	1.37%
Ratio of net investment income to average net assets	2.20%	2.24%		1.54%		2.43%	2.11%
Portfolio turnover rate	7%	6%		5%		5%	5%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)	Based on average shares outstanding.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

Global Value Fund	06/15/93

Global Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser. Investments in open-end mutual funds are valued at net asset value (NAV).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2020. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

Global Value Fund	Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Chile	$97,623,307	$—	$97,623,307	$—
China	101,943,229	96,896,831	5,046,398	—
Czech Republic	1,495,783	—	1,495,783	—
France	660,980,017	—	660,980,017	—
Germany	321,078,727	—	321,078,727	—
Hong Kong	85,928,631	—	85,928,631	—
Italy	51,659,234	—	51,659,234	—
Japan	143,775,859	—	143,775,859	—
Netherlands	348,111,967	—	348,111,967	—
Singapore	275,521,947	—	275,521,947	—
South Korea	82,528,092	—	82,528,092	—
Spain	12,085,423	—	12,085,423	—
Sweden	74,572,869	30,426,413	44,146,456	—
Switzerland	1,160,220,229	24,098,885	1,136,121,344	—
Thailand	43,267,380	—	43,267,380	—
United Kingdom	916,729,775	—	916,729,775	—
All Other Countries	740,771,190	740,771,190	—	—
Preferred Stocks
Germany	1,152,739	—	1,152,739	—
All Other Countries	25,979,421	25,979,421	—	—
Registered Investment Company	376,182,999	376,182,999	—	—
U.S. Treasury Bill	299,801,250	—	299,801,250	—

Total Investments in Securities	5,821,410,068	1,294,355,739	4,527,054,329	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	120,741,265	—	120,741,265	—
Liability
Unrealized depreciation of forward exchange contracts	(12,625,109)	—	(12,625,109)	—

Total	$5,929,526,224	$1,294,355,739	$4,635,170,485	$—

Global Value Fund II – Currency Unhedged	Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
China	$12,153,477	$11,762,905	$390,572	$—
France	42,153,006	—	42,153,006	—
Germany	17,819,528	—	17,819,528	—
Hong Kong	7,769,414	—	7,769,414	—
Italy	720,754	—	720,754	—
Japan	16,016,305	—	16,016,305	—
Netherlands	22,699,314	—	22,699,314	—
Singapore	18,651,274	—	18,651,274	—
South Korea	12,916,290	—	12,916,290	—
Sweden	5,683,470	1,765,864	3,917,606	—
Switzerland	64,577,880	1,772,653	62,805,227	—
Thailand	3,725,099	—	3,725,099	—
United Kingdom	67,204,432	—	67,204,432	—
All Other Countries	35,057,921	35,057,921	—	—
Preferred Stocks
Chile	1,654,308	1,654,308	—	—
Germany	582,846	—	582,846	—
Registered Investment Company	53,264,321	53,264,321	—	—

Total	$382,649,639	$105,277,972	$277,371,667	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Value Fund	Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Chile	$5,073,472	$—	$5,073,472	$—
China	4,664,410	4,433,100	231,310	—
France	25,057,145	—	25,057,145	—
Germany	16,410,713	—	16,410,713	—
Hong Kong	1,893,979	—	1,893,979	—
Japan	5,081,613	—	5,081,613	—
Netherlands	25,610,685	8,974,725	16,635,960	—
Singapore	7,545,338	—	7,545,338	—
South Korea	3,042,167	—	3,042,167	—
Sweden	4,969,381	1,519,296	3,450,085	—
Switzerland	56,747,956	16,154,084	40,593,872	—
United Kingdom	42,591,118	17,982,722	24,608,396	—
United States	110,101,107	110,101,107	—	—
Registered Investment Company	13,692,353	13,692,353	—	—
U.S. Treasury Bill	9,998,711	—	9,998,711	—

Total Investments in Securities	332,480,148	172,857,387	159,622,761	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	3,414,375	—	3,414,375	—
Liability
Unrealized depreciation of forward exchange contracts	(447,522)	—	(447,522)	—

Total	$335,447,001	$172,857,387	$162,589,614	$—

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
France	$14,103,804	$—	$14,103,804	$—
Germany	8,824,627	—	8,824,627	—
Hong Kong	1,404,167	—	1,404,167	—
Netherlands	535,661	—	535,661	—
Singapore	7,795,550	—	7,795,550	—
Sweden	1,669,789	502,659	1,167,130	—
Switzerland	22,613,497	—	22,613,497	—
Thailand	1,179,111	—	1,179,111	—
United Kingdom	15,077,176	—	15,077,176	—
All Other Countries	19,713,883	19,713,883	—	—
Registered Investment Company	16,936,374	16,936,374	—	—

Total	$109,853,639	$37,152,916	$72,700,723	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2020 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to Global Value Fund, Global Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2020, the Investment Adviser earned $99,696,621, $6,145,901, $5,448,489 and $1,859,478 in fees, prior to any waivers and/or reimbursements, from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2021. For the year ended March 31, 2020, the Investment Adviser waived and/or reimbursed $64,552 and $87,872 in fees from Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to Global Value Fund, effective May 22, 2020, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with Global Value Fund will remain in place at least through July 31, 2021.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $130,000 annually, in quarterly increments of $32,500, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $26,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2020, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of two shareholders who collectively owned 14.5% of Global Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 27.7% of Value Fund’s outstanding shares; and two shareholders who collectively owned 14.0% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2020:

Shares Held at 3/31/19	Name of Issuer†	Value at 3/31/19	Purchase Cost	Sales Proceeds	Value at 3/31/20	Shares Held at 3/31/20	Dividend Income 4/1/19 to 03/31/20	Net Realized Gain 4/1/19 to 03/31/20	Change in Net Unrealized Depreciation 4/1/19 to 03/31/20
68,178	Phoenix Mecano AG	$33,168,231	$—	$—	$24,098,885	68,178	$919,360	$—	$(9,069,346)
4,763,086	SOL SpA	60,542,038	—	—	51,659,234	4,763,086	930,187	—	(8,882,804)
		$93,710,269	$—	$—	$75,758,119		$1,849,547	$—	$(17,952,150)

†	Issuer countries: Switzerland and Italy, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2020, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$653,809,601	$65,062,005	$46,562,873	$9,859,974
Sales	$1,644,204,622	$46,494,622	$69,946,229	$52,526,059

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Prior to July 29, 2019, redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase were subject to a redemption fee equal to 2% of the redemption proceeds, which was retained by each Funds. Effective July 29, 2019, redemption fees are no longer charged. Changes in shares outstanding were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019

Global Value Fund	Shares	Amount	Shares	Amount
Sold	38,982,064	$1,040,060,598	46,824,791	$1,284,566,669
Reinvested	4,742,714	131,373,163	19,570,880	477,726,643
Redeemed	(87,142,299)	(2,274,676,643)	(95,475,242)	(2,613,226,967)
Redeemed in-kind[a]	—	—	(1,857,501)	(53,124,534)
Net Decrease	(43,417,521)	$(1,103,242,882)	(30,937,072)	$(904,058,189)

Global Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	6,313,847	$87,924,747	11,395,614	$173,940,727
Reinvested	562,601	8,652,806	317,754	4,388,174
Redeemed	(7,003,399)	(96,587,713)	(3,674,742)	(55,972,341)
Net Increase (Decrease)	(126,951)	$(10,160)	8,038,626	$122,356,560

Value Fund	Shares	Amount	Shares	Amount
Sold	288,690	$5,524,309	488,586	$10,443,665
Reinvested	1,150,845	22,372,418	4,551,915	80,571,438
Redeemed	(2,487,617)	(47,510,868)	(4,953,319)	(112,120,118)
Net Increase (Decrease)	(1,048,082)	$(19,614,141)	87,182	$(21,105,015)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	1,624,400	$11,303,369	1,033,807	$9,571,380
Reinvested	1,914,700	15,857,554	4,061,071	32,103,018
Redeemed	(6,756,348)	(55,929,900)	(10,517,843)	(102,312,584)
Net Decrease	(3,217,248)	$(28,768,977)	(5,422,965)	$(60,638,186)

[a]

During the year ended March 31, 2019, one shareholder of the Fund was permitted to redeem shares in-kind. As a result, the Fund realized a net gain of $26,661,232 for financial reporting purposes, but not for tax purposes.

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2020 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$135,327,265	$7,496,721	$7,441,326	$3,489,854
Long-term capital gain	15,413,313	3,489,893	15,947,043	12,754,340
Total Distributions	$150,740,578	$10,986,614	$23,388,369	$16,244,194

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2019 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$155,690,685	$5,497,329	$9,442,999	$5,634,752
Long-term capital gain	372,838,218	—	74,755,300	28,624,026
Total Distributions	$528,528,903	$5,497,329	$84,198,299	$34,258,778

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$8,138,010	$779,091	$2,265,089	$421,290
Undistributed long-term capital gain	—	1,171,352	3,273,170	2,464,103
Unrealized appreciation/ (depreciation)	1,283,997,122	(51,703,313)	104,743,139	15,505,059
Accumulated capital and other losses	(5,451,614)	(1,107)	—	(10,374)
Total	$1,286,683,518	$(49,753,977)	$110,281,398	$18,380,078

The Funds may have temporary or permanent book/tax differences. The temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, and mark-to-market on passive foreign investment companies.

Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2020, permanent book and tax basis differences resulting primarily from the utilization of equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(25,686,718)	$(404,010)	$207,294	$(776,112)
Paid-in capital	25,686,718	404,010	(207,294)	776,112

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2020, Global Value Fund had long-term capital loss carryforward of $5,451,614, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2020, Global Value Fund II – Currency Unhedged utilized $6,157,470 in capital loss carry forwards.

As of March 31, 2020, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

Global Value Fund	$4,554,710,953
Global Value Fund II – Currency Unhedged	$434,325,438
Value Fund	$228,159,152
Worldwide High Dividend Yield Value Fund	$94,347,291

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2020 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)
Global Value Fund	$1,869,979,636	$(585,982,514)	$1,283,997,122
Global Value Fund II – Currency Unhedged	49,588,687	(101,292,000)	(51,703,313)
Value Fund	135,332,239	(30,589,100)	104,743,139
Worldwide High Dividend Yield Value Fund	23,852,713	(8,347,654)	15,505,059

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

8. Derivative Instruments

During the year ended March 31, 2020, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2020, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2020:

	Global Value Fund	Value Fund
Average Notional Amount	$(4,081,548,808)	$(153,289,118)
Notional Amount at March 31, 2020	$(2,832,477,364)	$(123,977,765)

The following table presents the value of derivatives held as of March 31, 2020, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$120,741,265	$3,414,375

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$12,625,109	$447,522

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2020:

Statement of Operations

Derivative	Location	Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$231,093,520	$7,796,675

Derivative	Location	Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$(8,145,084)	$(199,547)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

and any related collateral received by the Fund for forward currency contracts as of March 31, 2020:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received(b)	Derivative Assets – Net(c)
Global Value Fund
BNY	$31,389,233	$2,143,157	$ —	$29,246,076
JPM	26,663,244	2,088,119	1,580,000	22,995,125
NTC	27,981,101	4,970,097	—	23,011,004
SSB	34,707,687	3,423,736	2,740,625	28,543,326
Total	$120,741,265	$12,625,109	$4,320,625	$103,795,531

Value Fund
BNY	$965,043	$32,539	$ —	$932,504
JPM	1,338,168	120,129	—	1,218,039
NTC	470,128	294,854	—	175,274
SSB	641,036	—	—	641,036
Total	$3,414,375	$447,522	$ —	$2,966,853

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of March 31, 2020:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(d)
Global Value Fund
BNY	$2,143,157	$2,143,157	$—	$—
JPM	2,088,119	2,088,119	—	—
NTC	4,970,097	4,970,097	—	—
SSB	3,423,736	3,423,736	—	—
Total	$12,625,109	$12,625,109	$—	$—

Value Fund
BNY	$32,539	$32,539	$—	$—
JPM	120,129	120,129	—	—
NTC	294,854	294,854	—	—
SSB	—	—	—	—
Total	$447,522	$447,522	$—	$—

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Collateral received includes both cash and U.S. Treasury Bills.
(c)	Net amount represents the net receivable due from counterparty in the event of default.
(d)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

10. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” was first detected in China in December 2019 and has now been detected globally. The current economic situation resulting from the unprecedented measures taken around the world to combat the spread of COVID-19 may continue to contribute to severe market disruptions, volatility and reduced economic activity. Furthermore, measures taken to battle COVID-19 may have long term negative effects on the U.S. and worldwide financial markets and economies and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the effects of these or similar events in the future on the U.S. economy and financial markets. These events could have a significant impact on the Funds’ performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which each Fund invests.

11. Subsequent Event

At a meeting of the Board held on May 19, 2020, the Board approved a voluntary fee waiver agreement between Global Value Fund and the Investment Adviser. Effective May 22, 2020, the Investment Adviser is entitled to receive investment advisory fees from Global Value Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with Global Value Fund will remain in place at least through July 31, 2021.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 27, 2020

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2020, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $113.8 million, $5.2 million, $66.3 million and $6.6 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2020

For shareholders who do not have a March 31, 2020 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2021 reporting the amounts and tax characterization of distributions for the 2020 calendar year.

For the fiscal year ended March 31, 2020, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

Global Value Fund	$15,413,313

Global Value Fund II – Currency Unhedged	$5,065,255

Value Fund	$19,236,884
Worldwide High Dividend Yield Value Fund	$13,530,452

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2020, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

Global Value Fund	9.03%

Global Value Fund II – Currency Unhedged	11.20%

Value Fund	26.86%
Worldwide High Dividend Yield Value Fund	26.28%

For the fiscal year ended March 31, 2020, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

Global Value Fund	100%

Global Value Fund II – Currency Unhedged	100%

Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2020, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$224,393,143	0.8237
Foreign Taxes	13,177,695	0.0484

	Global Value Fund II – Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$12,908,357	0.4017
Foreign Taxes	734,131	0.0228

	Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$8,012,751	0.3633
Foreign Taxes	610,173	0.0277

	Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$4,633,776	0.2661
Foreign Taxes	259,570	0.0149

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

TWEEDY, BROWNE FUND INC.

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Company has adopted a liquidity risk management program (the “Program”). The Board of Directors (the “Board”) of the Company reviewed the Company’s Program at a meeting held on December 10, 2019 (the “Meeting”). Tweedy, Browne Company LLC (the “Investment Adviser”), the investment adviser to the Company, serves as the administrator for the Company’s Program. At the Meeting, the Investment Adviser provided the Board with a report that addressed the operation and effectiveness of implementation of the Program as of November 30, 2019 (the “Report”).

The Report discussed the overall operation and effectiveness of the Program. The Report described the methodology under the Program for categorizing each Fund’s investments into one of the four liquidity buckets (highly liquid, moderately liquid, less liquid, and illiquid). The Report noted that each Fund continues to be “primarily invested” in highly liquid investments (a fund is “primarily invested” in highly liquid investments if at least 50% of the fund’s total net assets are represented by highly liquid investments), and that, accordingly, each Fund is not required to establish, and has not established, a “highly liquid investment minimum” as defined in the Liquidity Rule. The Report also discussed each Fund’s investment strategy and liquidity of investments; short-term and long-term cash flow projections; and holdings of cash and cash equivalents.

No significant liquidity events impacting any Fund were noted in the Report. The Report also provided that no Fund exceeded the 15% illiquid security limit imposed by the Liquidity Rule, which requires a fund to file Form N-LIQUID with the SEC. In addition, the Report noted that there had been no material changes to the Program and that the Investment Adviser, based on its review of the operation of the Program and the adequacy and effectiveness of its implementation, believes the Program continues to be an effective tool in seeking to manage liquidity risk and ensure compliance by the Funds with the Liquidity Rule.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 78 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since March 2015.	4	None

Bruce A. Beal Age: 83 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Robert C. Elliott Age: 74 Director	Since 2016	Vice Chairman, 2014-2017, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 61 Director	Since 2016	Managing Director and Vice President: Head of Sales, Client Service and Marketing from October 1989 to June 2015; Senior Advisor from July 2015 to December 2017, Royce & Associates, LP (Retired since January 2018).	4	None

John C. Hover II Age: 76 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	None

Richard B. Salomon Age: 72 Director	Since 1996	Former attorney, Cozen O’Connor (law firm) (Retired since 2019).	4	None

		INTERESTED DIRECTORS[3]

William H. Browne Age: 75 Vice President and Director	Vice President – Since 2009; Director – Since 2009 and from 1993-1997	Managing Director, Tweedy, Browne Company LLC.	4	None

Thomas H. Shrager Age: 62 President and Director	President – Since 2009; Director – Since 2008	Managing Director, Tweedy, Browne Company LLC.	4	None

Robert Q. Wyckoff, Jr. Age: 67 Chairman, Vice President and Director	Chairman and Vice President – Since 2016; Director – Since 2015	Managing Director, Tweedy, Browne Company LLC.	4	None

1

Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request at 800-432-4789.

2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years

Roger R. de Bree Age: 57 Treasurer	Since 2016	Research Analyst (since 2000) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 43 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013-2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002-2013).

Patricia A. Rogers Age: 53 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998-2013) and General Counsel and Chief Compliance Officer (2014-2016), Tweedy, Browne Company LLC.

John D. Spears Age: 71 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-ANN-0320

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,400 for 2019 and $227,400 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $45,480 for 2019 and $60,780 for 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $140,755 for 2019 and $151,055 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 22, 2020

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date May 22, 2020

* Print the name and title of each signing officer under his or her signature.